Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended January 31, 2024

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2024

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.20%

COMMON STOCKS 96.68%

Aerospace & Defense 1.67%
Northrop Grumman Corp.	212,058	$94,739,032

Automobiles 0.98%
General Motors Co.	1,434,845	55,671,986

Banks 7.66%
Bank of America Corp.	3,598,055	122,369,851
East West Bancorp, Inc.	589,609	42,929,431
JPMorgan Chase & Co.	1,546,308	269,614,263
Total		434,913,545

Beverages 1.01%
Coca-Cola Co.	962,858	57,280,422

Biotechnology 2.16%
AbbVie, Inc.	747,351	122,864,504

Capital Markets 9.67%
Ameriprise Financial, Inc.	196,030	75,830,285
BlackRock, Inc.	111,007	85,953,830
Cboe Global Markets, Inc.	456,287	83,888,365
Charles Schwab Corp.	1,923,951	121,054,997
Morgan Stanley	1,139,380	99,399,511
S&P Global, Inc.	184,757	82,835,801
Total		548,962,789

Commercial Services & Supplies 1.34%
Waste Management, Inc.	408,763	75,878,676

Construction Materials 2.30%
CRH PLC (Ireland)(a)	1,816,727	130,368,329

Consumer Staples Distribution & Retail 4.77%
Costco Wholesale Corp.	59,981	41,679,597
Target Corp.	643,214	89,458,203
Walmart, Inc.	843,906	139,455,467
Total		270,593,267
Investments	Shares	Fair Value
Distributors 0.89%
Pool Corp.	136,074	$50,517,472

Electric: Utilities 1.58%
Entergy Corp.	900,330	89,816,921

Electrical Equipment 1.94%
Eaton Corp. PLC	281,095	69,171,858
Emerson Electric Co.	447,121	41,014,409
Total		110,186,267

Financial Services 0.86%
Global Payments, Inc.	367,240	48,927,385

Ground Transportation 3.11%
Norfolk Southern Corp.	388,897	91,484,130
Union Pacific Corp.	348,101	84,912,277
Total		176,396,407

Health Care Equipment & Supplies 2.38%
Abbott Laboratories	1,193,318	135,023,932

Health Care Providers & Services 4.32%
Humana, Inc.	64,054	24,216,255
Laboratory Corp. of America Holdings	352,923	78,454,783
UnitedHealth Group, Inc.	278,061	142,294,936
Total		244,965,974

Hotels, Restaurants & Leisure 0.39%
McDonald’s Corp.	76,573	22,414,449

Household Products 0.78%
Procter & Gamble Co.	282,238	44,350,879

Industrial Conglomerates 0.84%
Honeywell International, Inc.	235,908	47,714,752

Information Technology Services 1.76%
Accenture PLC Class A (Ireland)(a)	274,824	100,002,957

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2024

Investments	Shares	Fair Value
Insurance 4.84%
Chubb Ltd. (Switzerland)(a)	402,969	$98,727,405
Manulife Financial Corp. (Canada)(a)	3,964,536	87,655,891
Marsh & McLennan Cos., Inc.	455,951	88,381,542
Total		274,764,838

Life Sciences Tools & Services 1.55%
Danaher Corp.	367,326	88,125,181

Machinery 3.39%
Parker-Hannifin Corp.	295,614	137,312,703
Stanley Black & Decker, Inc.	589,568	55,006,694
Total		192,319,397

Media 3.09%
Comcast Corp. Class A	3,764,565	175,202,855

Metals & Mining 1.92%
BHP Group Ltd. ADR(b)	455,228	27,869,058
Reliance Steel & Aluminum Co.	283,906	81,032,451
Total		108,901,509

Oil, Gas & Consumable Fuels 8.88%
Cheniere Energy, Inc.	362,079	59,377,335
Chesapeake Energy Corp.	846,636	65,284,102
Exxon Mobil Corp.	1,130,961	116,274,100
Kinder Morgan, Inc.	5,050,312	85,451,279
Marathon Petroleum Corp.	375,492	62,181,475
Shell PLC ADR	1,833,349	115,335,986
Total		503,904,277

Personal Care Products 0.37%
Unilever PLC ADR	429,336	20,904,370

Pharmaceuticals 1.14%
Eli Lilly & Co.	100,103	64,627,498
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 7.88%
Broadcom, Inc.	79,893	$94,273,740
Lam Research Corp.	137,998	113,871,810
Micron Technology, Inc.	1,320,900	113,267,175
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,115,017	125,952,320
Total		447,365,045

Software 4.38%
Microsoft Corp.	305,113	121,306,827
Roper Technologies, Inc.	236,575	127,040,775
Total		248,347,602

Specialty Retail 2.79%
Lowe’s Cos., Inc.	327,174	69,635,714
Ross Stores, Inc.	631,627	88,604,636
Total		158,240,350

Tobacco 2.33%
Philip Morris International, Inc.	1,458,522	132,506,724

Trading Companies & Distributors 3.71%
Ferguson PLC (United Kingdom)(a)	621,059	116,672,144
United Rentals, Inc.	149,851	93,716,815
Total		210,388,959
Total Common Stocks (cost $4,417,073,145)		5,487,188,550

CONVERTIBLE PREFERRED STOCKS 1.52%

Electric: Utilities 1.52%
NextEra Energy, Inc.(b)(c) (cost $81,175,820)	2,321,846	86,395,890
Total Long-Term Investments (cost $4,498,248,965)		5,573,584,440

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2024

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.57%

Repurchase Agreements 1.32%
Repurchase Agreement dated 1/31/2024, 2.800% due 2/1/2024 with Fixed Income Clearing Corp. collateralized by $1,110,700 of U.S. Treasury Note at 4.375% due 8/15/2026; $82,129,600 of U.S. Treasury Note at 0.750% due 8/31/2026; value: $76,660,171; proceeds: $75,162,843 (cost $75,156,997)	$75,156,997	$75,156,997
Investments	Shares	Fair Value
MONEY MARKET FUNDS 0.22%
Fidelity Government Portfolio(d) (cost $12,364,565)	12,364,565	$12,364,565

TIME DEPOSITS 0.03%
CitiBank N.A.(d) (cost $1,373,841)	1,373,841	1,373,841
Total Short-Term Investments (cost $88,895,403)		88,895,403
Total Investments in Securities 99.77% (cost $4,587,144,368)		5,662,479,843
Other Assets and Liabilities – Net 0.23%		13,226,585
Net Assets 100.00%		$5,675,706,428

ADR	American Depositary Receipt.

(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	The security has a dividend rate of 6.926%.
(d)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of January 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$5,487,188,550	$–	$–	$5,487,188,550
Convertible Preferred Stocks	–	86,395,890	–	86,395,890
Short-Term Investments
Repurchase Agreements	–	75,156,997	–	75,156,997
Money Market Funds	12,364,565	–	–	12,364,565
Time Deposits	–	1,373,841	–	1,373,841
Total	$5,499,553,115	$162,926,728	$–	$5,662,479,843

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investment to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that preforms the responsibilities on behalf of Lord Abbett, administers the pricing and valuation of the portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of January 31, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

Notes to Schedule of Investments (unaudited)(concluded)

additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of January 31, 2024, the market value of securities loaned and collateral received for the Fund was as follows:

Market Value of Securities Loaned	Collateral Received
$13,201,626	$13,738,406

QPHR-AFF-1Q
(03/24)